EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Sunovia Energy Technologies, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)           The annual report on Form 10-K/A for the period ended December 31, 2011 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

(b)           Information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   May 18, 2012

/s/ Mel Interiano
Mel Interiano, Chief Executive Officer
(Principal Executive Officer)

/s/ Erich Hofer
Erich Hofer, Chief Financial Officer and Treasurer
 (Principal Financial and Accounting Officer